UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of report (Date of earliest event reported): May 20, 2016 ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. was held on May 20, 2016.  We had 215,936,253 outstanding shares of our common stock as of March 30, 2016, the record date for the Annual Meeting. 178,858,336 shares of common stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	168,932,282	244,338	136,448	9,545,268
Richard D. Fain	165,814,933	2,746,507	751,628	9,545,268
William L. Kimsey	166,914,071	2,271,718	127,279	9,545,268
Maritza G. Montiel	169,030,437	157,005	125,626	9,545,268
Ann S. Moore	155,290,321	13,898,206	124,541	9,545,268
Eyal M. Ofer	166,958,006	2,229,294	125,768	9,545,268
Thomas J. Pritzker	166,211,942	2,975,873	125,253	9,545,268
William K. Reilly	166,939,190	2,247,615	126,263	9,545,268
Bernt Reitan	167,086,923	2,099,831	126,314	9,545,268
Vagn O. Sørensen	155,888,152	13,299,260	125,656	9,545,268
Donald Thompson	168,942,372	241,931	128,765	9,545,268
Arne Alexander Wilhelmsen	167,043,048	2,144,655	125,365	9,545,268

Each of the twelve nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

Number
Votes For	166,382,103
Votes Against	2,748,408
Abstentions	182,557
Broker Non-Votes	9,545,268

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Approval of the Amended and Restated 2008 Equity Incentive Plan

Number
Votes For	165,334,019
Votes Against	3,796,588
Abstentions	182,461
Broker Non-Votes	9,545,268

The Amended and Restated 2008 Equity Incentive Plan was approved, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Ratification of the Auditors

Number
Votes For	176,273,544
Votes Against	2,440,570
Abstentions	144,222
Broker Non-Votes	0

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

The Company's proxy materials also included a shareholder proposal regarding proxy access. This proposal was not voted upon at the Annual Meeting because neither the proponents, nor a qualified representative of the proponents, appeared at the Annual Meeting to present the proposal.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 23, 2016	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: